UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2014 (June 23, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

Opinion and Order of the United States District Court for the Southern District of New York Dismissing Consolidated Class Action Securities Case

As previously reported by Magnum Hunter Resources Corporation (the “Company”) in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, certain class action complaints had been previously filed against the Company and certain of its officers. In late 2013, the class action cases that remained outstanding were consolidated in the United States District Court for the Southern District of New York. This consolidated case is referred to in this Current Report on Form 8-K as the “Securities Case.” The complaints in the Securities Case alleged that the Company made certain false or misleading statements in its filings with the SEC, including statements related to the Company’s internal and financial controls, the calculation of non-cash share-based compensation expense, the late filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (which was filed by the Company with the SEC in June 2013), the dismissal of the Company’s previous independent registered accounting firm, and other matters identified in the Company’s Form 8-K filed with the SEC on April 16, 2013, as amended. The complaints demanded that the defendants pay unspecified damages to the class action plaintiffs, including damages allegedly caused by the decline in the Company’s stock price between February 22, 2013 and April 22, 2013.

On June 23, 2014, the United States District Court for the Southern District of New York issued an Opinion and Order granting the Company’s and the individual defendants’ motion to dismiss the Securities Case and, accordingly, the Securities Case has now been dismissed.  The plaintiffs can appeal the decision to the U.S. Court of Appeals for the Second Circuit.  A copy of the court’s opinion and order issued by U.S. District Judge Katherine B. Forrest dismissing the Securities Case is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Previous Dismissal of Shareholder Derivative Cases

Also, as previously reported by the Company in its filings with the SEC, (i) on June 27, 2013, Timothy Bassett filed a shareholder derivative suit in the United States District Court for the Southern District of Texas on behalf of the Company against certain of the Company’s current and former directors and senior officers (the “Texas Federal Derivative Case”); (ii) on September 16, 2013, Joseph Vitellone was substituted as plaintiff in the Texas Federal Derivative Case; (iii) three other substantially similar putative shareholder derivative suits were filed in the 151st District Court of Harris County, Texas (the “Texas State Derivative Case”), in the United States District Court for the Southern District of New York (the “New York Federal Derivative Case”) and in the United States District Court of Delaware (the “Delaware Federal Derivative Case”); and (iv) on March 19, 2014, Richard Harveth filed another shareholder derivative suit in the 125th District Court of Harris County, Texas.  All of these suits are collectively referred to in this Current Report on Form 8-K as the “Derivative Cases.” The Derivative Cases assert that the individual defendants unjustly enriched themselves and breached their fiduciary duties to the Company by (i) publishing allegedly false and misleading statements to the Company’s investors regarding the Company’s business and financial position and results, and (ii) allegedly failing to maintain adequate internal controls. The complaints in the Derivative Cases demand that the defendants pay unspecified damages to the Company, including damages allegedly sustained by the Company as a result of the alleged breaches of fiduciary duties by the defendants, as well as disgorgement of profits and benefits allegedly obtained by the defendants, and reasonable attorneys’, accountants’ and experts’ fees and costs to the plaintiffs.

On December 23, 2013, the Company filed a Current Report on Form 8-K to report under Item 7.01 that (i) on December 20, 2013, the United States District Court for the Southern District of Texas issued an order granting the Company’s and the individual defendants’ motion to dismiss the Texas Federal Derivative Case and, accordingly, the Texas Federal Derivative Case has been dismissed; and (ii) on December 13, 2013, the 151st District Court of Harris County, Texas dismissed the Texas State Derivative Case for want of prosecution.  On February 20, 2014, the Company filed a Current Report on Form 8-K to report under Item 7.01 that (i) on January 21, 2014, the Southern District of New York granted the plaintiff’s voluntary motion to dismiss the New York Federal Derivative Case and entered a final judgment dismissing that case with prejudice; and (ii) on February 18, 2014, the District of Delaware granted the Company’s motion to dismiss the Delaware Federal Derivative Case and closed the case.

The Securities Case and all of the Derivative Cases previously filed against the Company and certain of its directors and officers have now been dismissed, except for one remaining Derivative Case filed by Richard Harveth, for which the Company is presently seeking dismissal.

Press Release

On June 24, 2014, the Company issued a press release reporting the dismissal of the Securities Case, including information regarding the previous dismissal of four of the five Derivative Cases.  A copy of the press release is furnished as Exhibit 99.2 to this Current report on Form 8-K.

* * * * *

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the related Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Opinion and Order of the United States District Court for the Southern District of New York, dated June 23, 2014
99.2	Press Release of Magnum Hunter Resources Corporation, dated June 24, 2014

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: June 25, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Opinion and Order of the United States District Court for the Southern District of New York, dated June 23, 2014
99.2	Press Release of Magnum Hunter Resources Corporation, dated June 24, 2014